The PNC Financial Services Group, Inc. Third Quarter 2015 Earnings Conference Call October 14, 2015 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.
The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting
PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2014 Form
10-K and our 2015 Form 10-Qs, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings.
Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as pre-tax provision earnings, tangible book value, and taxable equivalent net interest income, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
References
to
our
corporate
website
are
to
www.pnc.com
under
“About
Us–Investor
Relations.”
Our
SEC
filings
are
available
both
on
our
corporate
website
and
on
the
SEC’s
website
at
www.sec.gov.
We
include
web
addresses
here
as
inactive textual references only. Information on these websites is not part of this presentation.

3Q15 Highlights
Solid third quarter
–
Grew deposits and securities
–
Revenue impacted by noninterest income decline
–
Well-controlled expenses
–
Lower effective tax rate of 20%
–
Overall credit quality relatively stable
–
Strong capital and liquidity maintained
Progress on strategic priorities
–
Fee
income
grew
3%
YTD15
compared
with
YTD14
(1)
3Q15 financial
summary
Net income
Diluted EPS
Return on average
assets
$1.1 billion
$1.90
1.19%
(
1) Fee income refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits. See reconcilement section in the Appendix.

Investment securities increased
$2.6 billion largely funded by
deposit growth
Total loans decreased $0.6
billion
Total deposits grew $5.6 billion
due to higher money market
and demand deposits
Common shares outstanding
down 6 million
The estimated Liquidity
Coverage Ratio at September
30, 2015 exceeded 100 percent
for both PNC and PNC Bank,
N.A.
Total commercial grew $7.7
billion
TBV
(2)
grew 7%
Stable Loan Balances and Strong Capital Position
Category (billions)
3Q15
2Q15
3Q14
Investment securities
$62.1
4%
14%
Total commercial lending
$130.8
0%
6%
Total consumer lending
74.0
(1%)
(4%)
Total loans
$204.8
0%
3%
Interest-earning deposits with banks
$37.3
15%
69%
Total assets
$358.6
2%
9%
Total deposits
$243.4
2%
9%
Total equity
$45.7
0%
0%
Ratios:
Sept. 30,
2015
Jun. 30,
2015
Sept. 30,
2014
Pro forma fully phased-in Basel III
common equity Tier 1
10.1%
10.0%
10.1%
Tangible book value per common
share
$63.37
$61.75
$59.24
Average Balances
Linked quarter:
Highlights (Avg. Balances)
(1) September 30, 2015 ratio estimated. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital
Ratios slides and related information in the Appendix for further details. Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For 3Q15, 2Q15 and 3Q14, the pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on standardized approach RWAs and rules. (2) See Appendix for additional information related to tangible book value per common share.
Capital:
(1)
% change from:
TBV:
(2)
Prior Year Quarter:

Revenue declined
–
NII stable
–
Core NII grew
(6)
–
Fee income declined
–
Noninterest income decreased
largely due to higher second
quarter gains on asset sales
Noninterest expense declined
Provision for credit losses
increased
Effective tax rate of 20% reflects
reserve releases and builds
ROAA
(5)
stable
Fee income declined
–
Consumer services grew 7%
–
Corporate services up 3%
Linked Quarter Results Largely as Expected
Highlights
Linked Quarter:
3Q15
2Q15
3Q14
Net interest income
$2,062
0%
(2%)
Fee income
(1)
1,398
(3%)
(2%)
Total other income
(2)
315
(16%)
1%
Total noninterest income
1,713
(6%)
(1%)
Total revenue
3,775
(2%)
(2%)
Noninterest expense
2,352
(1%)
0%
Pretax, pre-provision
earnings
(1,3)
1,423
(5%)
(4%)
Provision
81
76%
47%
Pretax earnings
(4)
$1,342
(8%)
(6%)
Income taxes
269
(34%)
(31%)
Net income
$1,073
3%
3%
Net income attributable to
diluted common shares
$987
0%
3%
%
change from:
3Q15
2Q15
3Q14
Returns
ROAA
(5)
1.19%
1.19%
1.25%
ROACE
(5)
9.61%
9.75%
9.52%
Prior Year Quarter:
(millions)
(1) See Reconcilement section of the Appendix. (2) Total other noninterest income includes net gains (losses) on sales of securities and other income (including gains on asset dispositions). (3),(4),(5) See Notes A, B and C, respectively, in the Appendix for additional details (6) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries) (PAA). See Note D and reconciliation in the Appendix.

Overall credit quality remained
relatively stable
–
NPAs and NPLs decreased
–
Overall delinquencies increased
–
Net
charge-offs
increased
and
were
.19%
of
average
loans
(5)
–
Provision for credit losses
increased
Maintained appropriate reserves
3Q15
2Q15
3Q14
2Q15
3Q14
Nonperforming loans
(NPLs)
(1,2)
$2,177
$2,252
$2,612
(3%)
(17%)
Total Past Due
(1,3)
$1,663
$1,641
$2,006
1%
(17%)
Commercial Lending
$14
($27)
($4)
NM
NM
Consumer Lending
$82
$94
$86
(13%)
(5%)
Total Net Charge-offs
$96
$67
$82
43%
17%
Provision
$81
$46
$55
76%
47%
3Q15
2Q15
3Q14
Loan loss reserves to
total loans
(4)
1.58%
1.59%
1.70%
Credit Quality Relatively Stable
Highlights
(millions)
% change from:
Linked Quarter:
We estimate the expected change
to derecognition policies for
purchased impaired pooled
consumer loans will reduce 4Q15
total loan balances and associated
allowance
for
loan
losses
each
by
approximately $475 million
Purchased Impaired Loans
NPAs refer to nonperforming assets. As of quarter end except net charge-offs and provision, which are for the quarter. (1) Does not include purchased impaired loans or loans held for sale. (2) Does not include foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. Past due loans in this category totaled $1.1 billion in 3Q15. (4) This ratio will be impacted by the expected change in derecognition policies for purchased impaired loans that are pooled and accounted for as a single asset. (5) Net charge-offs to average loans for 3Q15 (annualized).

Outlook
(1)
–
4Q15 vs. 3Q15
Balance sheet
Loans
Modest Growth
Income
statement
Net interest
income
Stable
Fee income
Stable
Noninterest
expense
Stable
Loan loss
provision
$50-$100 million
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
–
Changes in interest rates and valuations in debt, equity and other financial markets.
–
Disruptions in the U.S. and global financial markets.
–
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
–
Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
–
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
–
Slowing or reversal of the current U.S. economic expansion.
–
Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
–
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 2.5 percent in the second half of 2015, boosted by lower oil/energy prices and solid job gains, and that short-term interest rates and bond yields will rise slowly during the remainder of 2015. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common
stock
under
current
or
future
programs,
or
issue
or
redeem
preferred
stock
or
other
regulatory
capital
instruments,
is
subject
to
the
review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
PNC’s
regulatory
capital
ratios
in
the
future
will
depend
on,
among
other
things,
the
company’s
financial
performance,
the
scope
and
terms
of
final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition
of
PNC’s
balance
sheet.
In
addition,
PNC’s
ability
to
determine,
evaluate
and
forecast
regulatory
capital
ratios,
and
to
take
actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
Legal
and
regulatory
developments
could
have
an
impact
on
our
ability
to
operate
our
businesses,
financial
condition,
results
of
operations,
competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
–
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank
Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
–
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
–
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
–
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
–
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business
and
operating
results
also
include
impacts
relating
to
our
equity
interest
in
BlackRock,
Inc.
and
rely
to
a
significant
extent
on
information
provided
to
us
by
BlackRock.
Risks
and
uncertainties
that
could
affect
BlackRock
are
discussed
in
more
detail
by
BlackRock
in
its
SEC
filings.
We
grow
our
business
in
part
by
acquiring
from
time
to
time
other
financial
services
companies,
financial
services
assets
and
related
deposits
and
other
liabilities.
Acquisition
risks
and
uncertainties
include
those
presented
by
the
nature
of
the
business
acquired,
including
in
some
cases
those
associated
with
our
entry
into
new
businesses
or
new
geographic
or
other
markets
and
risks
resulting
from
our
inexperience
in
those
new
areas,
as
well
as
risks
and
uncertainties
related
to
the
acquisition
transactions
themselves,
regulatory
issues,
and
the
integration
of
the
acquired
businesses
into
PNC after closing.
Competition
can
have
an
impact
on
customer
acquisition,
growth
and
retention
and
on
credit
spreads
and
product
pricing,
which
can
affect
market
share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2014 Form 10-K and our 2015 Form 10-Qs, including in the Risk Factors and Risk
Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports,
and
in
our
subsequent
SEC
filings.
Our
forward-looking
statements
may
also
be
subject
to
other
risks
and
uncertainties,
including
those
we
may
discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at
www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(B) Pretax earnings is income before income taxes and noncontrolling interests.
(A) Pretax, pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(C) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.
(D) PNC believes that core net interest income, a non-GAAP financial measure, is useful in evaluating the performance of our interest-based activities.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
Appendix
As a result of the staggered effective dates of the final U.S. Basel III regulatory capital rules (Basel III rules), as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches, PNC’s regulatory risk-based capital ratios in 2015 are calculated using the standardized approach effective January
1, 2015, for determining risk-weighted assets, and the definitions of, and deductions from, regulatory capital under the Basel III rules (as such definitions and deductions are phased-in for 2015). We refer to the capital ratios calculated using the phased-in Basel III provisions in effect for 2015 and, for the risk-based ratios, standardized approach risk-weighted assets as the 2015 Transitional Basel III ratios. Under the standardized approach for determining credit risk-weighted assets, exposures are generally assigned a predefined risk weight. Exposures to high volatility commercial real estate, past due exposures, equity exposures and securitization exposures are generally subject to higher risk weights than other types of exposures.
We provide information on the next slide regarding PNC’s estimated 2015 and 2014 Transitional Basel
III common equity Tier 1 ratios and PNC’s estimated pro forma fully phased-in Basel III common equity Tier 1 ratio. Under the Basel III rules adopted by the U.S. banking agencies, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital (subject to a phase-in schedule) to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution's adjusted common equity Tier 1 capital. Also, Basel III regulatory capital includes (subject to a phase-in schedule)
accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans.
PNC's regulatory risk-based capital ratios in 2014 were based on the definitions of, and deductions from, regulatory capital under the Basel III rules (as such definitions and deductions were phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the
Basel III rules). We refer to the 2014 capital ratios calculated using these phased-in Basel III provisions and Basel I risk-weighted assets as the 2014 Transitional Basel III ratios.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
2014 Transitional
Basel III
Dollars in millions
Sept. 30, 2015
Jun. 30, 2015
Sept. 30, 2014
Sept. 30, 2015
Jun. 30, 2015
Sept. 30, 2014
Common stock, related surplus, and retained earnings, net of treasury
$40,883
$40,688
$39,808
$40,883
$40,688
$39,808
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities
(8,986)
(8,999)
(8,914)
(9,197)
(9,223)
(9,234)
Basel III total threshold deductions
(448)
(430)
(214)
(1,145)
(1,159)
(1,067)
Accumulated other comprehensive income (a)
63
22
100
158
53
501
All other adjustments
(120)
(101)
(28)
(171)
(148)
(93)
Estimated Basel III Common equity Tier 1 capital
31,392
$
31,180
$
30,752
$
30,528
$
30,211
$
29,915
$
Estimated Basel I risk-weighted assets calculated in accordance with transition rules (b)
N/A
N/A
277,348
$
N/A
N/A
N/A
Estimated Basel III standardized approach risk-weighted assets (c)
295,656
$
293,862
$
N/A
303,753
$
301,688
$
295,665
$
Estimated Basel III advanced approaches risk-weighted assets (d)
N/A
N/A
N/A
285,482
$
286,277
$
289,405
$
Estimated Basel III Common equity Tier 1 capital ratio
10.6%
10.6%
11.1%
10.1%
10.0%
10.1%
Risk-weight and associated rules utilized
Basel I (with 2014
transition adjustments)
2015 Transitional
Basel III
Pro forma Fully Phased-In
Basel III
Standardized
Standardized (with 2015 transition
adjustments)
stock
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis, and, in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-weighted assets.
(a) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(b) Includes credit and market risk-weighted assets.
(c) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(d) Basel III advanced approaches risk-weighted assets were estimated based on the Basel III advanced approaches rules, and include credit, market and operational risk-weighted assets.

Tangible Book Value per Common Share
Appendix
% Change
Tangible Book Value per Common Share Ratio
9/30/15 vs.
6/30/15
9/30/15 vs.
9/30/14
Dollars in millions, except per share data
Sept. 30, 2015
Jun. 30, 2015
Sept. 30, 2014
Book value per common share
81.42
$
79.64
$
76.71
$
2%
6%
Tangible book value per common share
Common shareholders' equity
41,498
$
41,066
$
40,536
$
Goodwill and Other Intangible Assets (a)
(9,510)

(9,538)

(9,559)

Deferred tax liabilities on Goodwill and Other Intangible Assets
313

315

325

Tangible common shareholders' equity
32,301
$
31,843
$
31,302
$
Period-end common shares outstanding (in millions)
510

516

528

Tangible book value per common share (Non-GAAP)
63.37
$
61.75
$
59.24
$
3%
7%
Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Excludes the impact from mortgage servicing rights of $1.5 billion at September 30, 2015, $1.6 billion at June 30,
2015, and $1.5 billion at September 30, 2014.

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
$ in millions
Sept. 30, 2015
Jun. 30, 2015
% Change
Sept. 30, 2014
% Change
   Net interest income
$2,062
$2,052
0%
$2,104
(2%)
   Noninterest income
$1,713
$1,814
(6%)
$1,737
(1%)
Total revenue
$3,775
$3,866
(2%)
$3,841
(2%)
Noninterest expense
($2,352)
($2,366)
(1%)
($2,357)
(%)
Pretax pre-provision earnings (1)
$1,423
$1,500
(5%)
$1,484
(4%)
Net income
$1,073
$1,044
3%
$1,038
3%
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the three months ended
For the nine months ended
$ in millions
Sept. 30, 2015
Jun. 30, 2015
% Change
Sept. 30, 2014
% Change
Sept. 30, 2015
Sept. 30, 2014
% Change
Asset management
$376
$416
(10%)
$411
(9%)
$1,168
$1,137
3%
Consumer services
$341
$334
2%
$320
7%
$986
$933
6%
Corporate services
$384
$369
4%
$374
3%
$1,097
$1,018
8%
Residential mortgage
$125
$164
(24%)
$140
(11%)
$453
$483
(6%)
Service charges on deposits
$172
$156
10%
$179
(4%)
$481
$482
(%)
Total fee income
$1,398
$1,439
(3%)
$1,424
(2%)
$4,185
$4,053
3%
Total other income(1)
$315
$375
(16%)
$313
1%
$1,001
$947
6%
   Total noninterest income, as reported
$1,713
$1,814
(6%)
$1,737
(1%)
$5,186
$5,000
4%
(1) Total other noninterest income includes net gains (losses) on sales of securities and other income (including gains on asset dispositions).

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Sept. 30, 2015
Jun. 30, 2015
Mar. 31, 2015
Dec. 31, 2014
Sept. 30, 2014
Net interest margin, as reported
2.67%
2.73%
2.82%
2.89%
2.98%
Purchase accounting accretion (1)
$90
$111
$128
$126
$147
Purchase accounting accretion, if annualized
$357
$445
$519
$500
$583
Avg. interest earning assets
$312,868
$306,719
$301,673
$293,905
$284,951
Annualized purchase accounting accretion/Avg. interest-earning assets
0.10%
0.14%
0.17%
0.17%
0.20%
Core net interest margin (2)
2.57%
2.59%
2.65%
2.72%
2.78%
For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus excess cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP financial measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
For the three months ended
$ in millions
Sept. 30, 2015
Jun. 30, 2015
% Change
Sept. 30, 2014
% Change
Net Interest Income
Core net interest income (a)
$1,972
$1,941
2%
$1,957
1%
Total purchase accounting accretion
Scheduled accretion net of contractual interest
71
83
(14%)
116
(39%)
Excess cash recoveries
19
28
(32%)
31
(39%)
Total purchase accounting accretion
90
111
(19%)
147
(39%)
Total net interest income
$2,062
$2,052
0%
$2,104
(2%)
(a) We believe that core net interest income, a non-GAAP financial measure, is useful in evaluating the performance of our interest-based activities.